Exhibit 10.3

INTELLECTUAL PROPERTY TRANSFER AGREEMENT

This INTELLECTUAL PROPERTY TRANSFER AGREEMENT (the “Agreement”) is dated as of September 15, 2011 (the “Effective Date”) between Alkermes, Inc., a Pennsylvania corporation (“Assignor”), Alkermes Controlled Therapeutics, Inc., a Pennsylvania corporation (“Assignor Sub”), and Alkermes Pharma Ireland Limited, a private limited company incorporated in Ireland (registered number 448848) whose registered address is Monksland, Athlone, County Westmeath, Ireland (“Assignee”).

RECITALS:

           WHEREAS, Assignor and Assignee and certain other parties entered into a Business Combination Agreement and Plan of Merger, dated as of May 9, 2011 (the “Merger Agreement”), pursuant to which, among other things, the business conducted by Assignee and certain of its affiliates will be combined with the business of Assignor, all upon the terms and conditions set forth in the Merger Agreement;

WHEREAS, Assignor and Assignor Sub desire to sell and assign to Assignee, and Assignee desires to purchase and acquire from Assignor and Assignor Sub, certain intellectual property and contracts, subject to the terms and the conditions set forth in this Agreement; and

WHEREAS, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement is a condition to the obligations of Assignor and Assignee to consummate the transactions contemplated by the Merger Agreement, and the transactions contemplated by this Agreement are conditional upon the subsequent sequential consummation of the merger and the other transactions contemplated by the Merger Agreement.

           NOW, THEREFORE, in consideration of the respective premises, mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1. Definitions.

Joint IP shall mean (i) the Joint Know-How, (ii) the Joint Trademark and (iii) the Joint Patents.

Joint Know-How shall mean all Know-How owned by Assignor or Assignor Sub that relates to the System to the extent necessary or useful to develop, make, have made, use, sell, offer for sale or import pharmaceutical products that are System formulations that incorporate formulation of exendins, exendin agonists, glucagon-like peptides (GLP)-1 and GLP-1 agonists prepared using the System.

Joint Patents shall mean all patents and patent applications listed on Exhibit B hereto, together with any patents resulting therefrom, including divisionals, continuations, continuations-in-part, continued prosecution applications, reissues, re-examinations, extensions of term, substitutions, revalidations, renewals, supplemental protection certificates, registrations and confirmations thereof, and any other patent or patent application that are owned, in whole or in part, by Assignor or Assignor Sub and that relate to the System to the extent necessary or useful to develop, make, have made, use, sell, offer for sale or import pharmaceutical products that incorporate formulation of exendins, exendin agonists, glucagon-like peptides (GLP)-1 and GLP-1 agonists prepared using the System.

Joint Trademark shall mean the registered trademark Medisorb® owned by Assignor and the goodwill associated therewith.

Know-How shall mean all proprietary data, information, knowledge, know-how, inventions, discoveries, trade secrets, processes, techniques, strategies, methods, practices, skills, experience, documents, apparatus, devices, assays, screens, databases, database structures and data analysis methods, compositions, materials, methods, formulas or improvements, whether patentable or not.

System shall mean methods for preparing microspheres/microparticles.

Transferred Assets shall mean the (i) Transferred IP, (ii) the Transferred License Agreement, (iii) the Transferred Trademark License Agreement and (iv) the one-half interest in the Joint IP that is transferred hereunder.

Transferred IP shall mean (i) the Transferred Know-How and (ii) the Transferred Patents, in each case, together with the right to sue and recover damages or other compensation or equitable relief for past, present or future infringement, misappropriation or violation thereof, and the right to fully and entirely stand in the place of Assignor in all matters related thereto.

Transferred Know-How shall mean all Know-How owned by Assignor that exclusively relates to the subject matter of the Transferred Patents.

Transferred License Agreement shall mean the Development and License Agreement dated May 15, 2000 between Assignor and Amylin Pharmaceuticals, Inc., as amended by the Amendment to Development and License Agreement dated October 24, 2005, and as assigned by Alkermes Controlled Therapeutics Inc. II to its affiliate, Alkermes, Inc.

Transferred Patents shall mean all patents and patent applications listed on Exhibit A hereto, together with any patents resulting therefrom, including divisionals, continuations, continuations-in-part, continued prosecution applications, reissues, re-examinations, extensions of term, substitutions, revalidations, renewals, supplemental protection certificates, registrations and confirmations thereof.

Transferred Trademark License Agreement shall mean the Trademark License Agreement dated March 19, 2010 between Assignor and Amylin Pharmaceuticals, Inc.

2.	Transfer of Transferred Assets.

a. Transferred IP.  Subject to the terms and conditions of this agreement, effective the Effective Date, Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee, and Assignee hereby purchases, acquires and accepts from Assignor, all of Assignor’s right, title and interest on the Effective Date throughout the world in and to the Transferred IP.

b. Transfer of Transferred Patents.  After the Effective Date, Assignor shall execute, or procure the execution of, such formal documents of sale and/or assignment as are required consistent with the terms and conditions of this Agreement to formally record the change of title to the Transferred Patents to Assignee in a timely manner.

c. Delivery of Transferred Know-How.  Promptly following the Effective Date, Assignor shall transfer to Assignee, or otherwise make available, the Transferred Know-How in an orderly fashion and in a manner such that the value of such Transferred Know-How is preserved in all material respects.

d. Transfer of Transferred Agreements.  Subject to the terms and conditions of this Agreement, on the Effective Date, Assignor hereby assigns to Assignee Assignor’s rights, and Assignee shall assume Assignor’s obligations, under the Transferred License Agreement and the Transferred Trademark License Agreement (the “Transferred Agreements”), except to the extent such rights and obligations relate to performance or non-performance under such Transferred Agreements prior to the Effective Date.  Assignee agrees to be bound on and after the Effective Date by all the terms and conditions set forth in the Transferred Agreements; provided, however, that Assignor shall remain liable and responsible on and after the Effective Date for the performance and observance of all of the Assignee’s duties and obligations under the Transferred Agreements.

e. Transfer of Rights in Joint IP.  Subject to the terms and conditions of this Agreement, on the Effective Date, Assignor and Assignor Sub hereby each sells, assigns, transfers, conveys and delivers to Assignee an undivided one-half interest in the right, title and interest it respectively owns on the Effective Date throughout the world in and to the Joint IP.  After the Effective Date, Assignor and Assignor Sub shall in a timely manner execute, or procure the execution of, such formal documents as are required consistent with the terms and conditions of this Agreement to formally record the change of title to the Joint Patents and the Joint Trademark to record Assignee as a joint owner thereof.  Assignor or Assignor Sub, as applicable, shall have the right and responsibility for filing, prosecuting and maintaining the Joint Patents they respectively own, but shall consult with Assignee regarding such prosecution.  Assignor shall have the right and responsibility for maintaining the Joint Trademark.  In the event of (i) any infringement or potential infringement of a Joint Patent or Joint Trademark by a third party and/or (ii) any claim by a third party that a Joint Patent is invalid or unenforceable or that a Joint Trademark infringes such third party’s intellectual property rights, the representatives of Assignor or Assignor Sub and Assignee, as applicable, shall confer to determine in good faith an appropriate course of action to enforce or defend such Joint Patent or Joint Trademark or otherwise to abate the infringement.

f. Delivery of Joint Know-How.  Promptly following the Effective Date, Assignor and Assignor Sub shall transfer to Assignee, or otherwise make available, a copy of the Joint Know-How in an orderly fashion and in a manner such that the value of such Joint Know-How is preserved in all material respects.

3. Consideration.  In consideration of Assignor’ and Assignor Sub’s transfer of the Transferred Assets to Assignee in accordance with Section 2 hereof, Assignee is delivering contemporaneously herewith a promissory note, in the form attached hereto as Exhibit C, in the principal amount of $202.1 million.

4. Disclaimer.  NO PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES IN THIS AGREEMENT, EXPRESS OR IMPLIED, REGARDING THE SUBJECT MATTER OF THIS AGREEMENT.  WITHOUT LIMITING THE FOREGOING, ASSIGNOR AND ASSIGNOR SUB MAKE NO REPRESENTATION, GUARANTY OR WARRANTY IN THIS AGREEMENT REGARDING THE TRANSFERRED ASSETS, INCLUDING, WITHOUT LIMITATION, AS TO THE CONDITION OF TITLE, ENFORCEABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, VALIDITY, REGISTRABILITY, NON-INFRINGEMENT OR ANY OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED OR BY OPERATION OF LAW.

5. Change in Law.  The obligations of the parties to consummate the transfer shall terminate if there has been a change in law that would materially increase the risk of having an adverse impact on Assignor or the benefits intended to be achieved by this transfer.

6. Further Assurances. Assignor and Assignor Sub shall use reasonable efforts to take actions and execute and deliver documents that Assignee may reasonably request to effect the terms of this Agreement and to perfect Assignee’s title in and to the Transferred Assets.

7. Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA, applicable to contracts to be performed entirely within that State.

8. Interpretation.  Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

9. Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

10. Condition.  The obligations of Assignor, Assignor Sub and Assignee under this Agreement are conditioned upon the subsequent sequential consummation of the Merger and the other transactions contemplated by the Merger Agreement, and unless the Merger and such transactions are consummated, this Agreement shall be void and of no force and effect.

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IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to execute this Agreement as of the date first set forth above.

ALKERMES, INC. By /s/ Michael Landine Name: Michael Landine Title: Senior Vice President of Corporate Development
ALKERMES CONTROLLED THERAPEUTICS, INC. By /s/ James M. Frates Name: James M. Frates Title: Vice President and Treasurer

SIGNED for and on behalf
of ALKERMES PHARMA IRELAND LIMITED
by its lawfully appointed attorney

in the presence of:
/s/
(Signature)

Signature of Witness:	/s/ Samira Saya
Name of Witness:	Samira Saya
Address of Witness:	27 Rosemont Avenue #5, Pembroke HM08
Occupation of Witness:	Lawyer

[Signature Page – IP Transfer Agreement]

EXHIBIT A

Transferred Patents

Case Number:	166.0112
Title:	RESIDUAL SOLVENT EXTRACTION METHOD AND MICROPARTICLES PRODUCED THEREBY
Owner: Assignor
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date

Australia	0	PCT	Granted	2.002E+09	26-Aug-02	2.002E+09	16-Aug-07	26-Aug-22
Austria	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Belgium	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Bulgaria	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Canada	0	PCT	Granted	2,454,027	26-Aug-02	2,454,027	15-Apr-08	26-Aug-22
Cyprus, Republic of	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Czech Republic	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Denmark	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Estonia	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
European Patent Convention	0	PCT	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
European Patent Convention	1	DIV	Published	10175737	8-Sep-10
Finland	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
France	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Germany	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Greece	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Hong Kong	0	REP	Published	4109322.6	26-Aug-02	26-Aug-22

Case Number:	000166.0112 (cont’d)
Title:	RESIDUAL SOLVENT EXTRACTION METHOD AND MICROPARTICLES PRODUCED THEREBY
Owner: Assignor
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date
India	0	PCT	Granted	129/KOLNP/04	26-Aug-02	225175	5-Nov-08	26-Aug-22

Ireland	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Israel	0	PCT	Granted	160378	26-Aug-02	160378	31-Mar-11	26-Aug-22
Italy	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Japan	0	PCT	Published	2003-524554	26-Aug-02	26-Aug-22
Japan	1	DIV	Pending	2010-229366	12-Oct-10
Liechtenstein	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Luxembourg	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Mexico	0	PCT	Granted	2004/001765	26-Aug-02	242175	22-Nov-06	26-Aug-22
Monaco	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Netherlands	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
New Zealand	0	PCT	Granted	531,165	26-Aug-02	531,165	8-Dec-05	26-Aug-22
Portugal	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22

Slovakia	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Spain	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Sweden	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
Switzerland	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22

Case Number:	000166.0112 (cont’d)
Title:	RESIDUAL SOLVENT EXTRACTION METHOD AND MICROPARTICLES PRODUCED THEREBY
Owner: Assignor
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date
Turkey	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
United Kingdom	0	EPP	Granted	2759445.6	26-Aug-02	1 420 762 B1	16-Mar-11	26-Aug-22
United States of America	0	ORD	Granted	09/942,631	31-Aug-01	6,824,822	30-Nov-04	31-Aug-21
United States of America	2	CON	Granted	11/312,371	21-Dec-05	7,223,440	29-May-07	31-Aug-21
United States of America	3	CON	Granted	11/785,638	19-Apr-07	7,524,530	28-Apr-09	31-Aug-21
United States of America	6	CON	Granted	12/382,637	20-Mar-09	7,875,310	25-Jan-11	31-Aug-21
United States of America	7	CON	Published	12/967,757	14-Dec-10

Case Number: 000166.2056
Title:	POLYMER-BASED SUSTAINED RELEASE DEVICE
Owner: Assignor

Country		Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number

Australia	0	PCT	Granted	2.004E+09	15-Apr-04	2.004E+09	18-Nov-10	15-Apr-24
Australia	1	PCT	Pending	2.005E+09	15-Apr-05	15-Apr-25
Brazil	1	PCT	Pending	PI0509946-3	15-Apr-05
Canada	0	PCT	Pending	2,560,981	15-Apr-04	15-Apr-24
Canada	1	PCT	Pending	2,560,874	15-Apr-05	15-Apr-25
China (Peoples Republic)	1	PCT	Pending	2.006E+11

Eurasian Patent Organization	1	PCT	Granted	200601905	15-Apr-05	11584	28-Apr-09	15-Apr-25
European Patent Convention	0	PCT	Published	4750134.1	15-Apr-04	15-Apr-24
European Patent Convention	2	DIV	Published	8001936.7	1-Feb-08
European Patent Convention	3	DIV	Published	9011473.7	15-Apr-05
European Patent Convention	4	DIV	Pending	10179399	24-Sep-10
Hong Kong	0	RCN	Pending	7106714.5	22-Jun-07	15-Apr-24
Hong Kong	1	RCN	Pending	7106409.5	14-Jun-07	15-Apr-25
Hong Kong	3	DIV	Pending	10106007	15-Jun-10
India	0	PCT	Granted	6215/DELNP/2006	15-Apr-04	239635	29-Mar-10	15-Apr-24
India	1	PCT	Pending	5749/DELNP/2006	15-Apr-04	15-Apr-24

India	2	DIV	Unfiled

Case Number: 000166.2056 (cont’d)
Title:	POLYMER-BASED SUSTAINED RELEASE DEVICE
Owner: Assignor

Country		Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number
Israel	1	PCT	Pending	178335	15-Apr-05
Japan	0	PCT	Pending	2007-508312	15-Apr-04	15-Apr-24
Japan	1	PCT	Pending	2007-508601	15-Apr-05	15-Apr-25
Korea, Republic of	0	PCT	Allowed	10-2006-7023967	15-Apr-04	15-Apr-24
Korea, Republic of	1	PCT	Pending	10-2006-7023921	15-Apr-05
Korea, Republic of	2	DIV	Pending	10-2010-7026352
Mexico	0	PCT	Pending	06/11924	15-Apr-04	15-Apr-24
Mexico	1	PCT	Pending	PA/a/2006/011990	15-Apr-05
New Zealand	1	PCT	Granted	551290	551290	12-Nov-09
Norway	1	PCT	Pending	2006 5213	15-Apr-05
Singapore	0	PCT	Granted	200607179-9	15-Apr-04	126993	30-Apr-09	15-Apr-24
United States of America	1	RCE	Granted	11/104,877	13-Apr-05	7,456,254	25-Nov-08	30-Jun-25
United States of America	3	PCT	Pending	10/592,769	14-Sep-06	15-Apr-24
United States of America	4	DIV	Granted	11/521,091	14-Sep-06	7,563,871	21-Jul-09	15-Apr-24
United States of America	9	CON	Granted	11/826,535	16-Jul-07	7,612,176	3-Nov-09	13-Apr-25
United States of America	12	ORD	Published	11/578,712	23-Jan-08
United States of America	14	CON	Published	12/483,871	12-Jun-09
United States of America	15	CON	Published	12/585,574	17-Sep-09

Case Number: 000166.2056 (cont’d)
Title:	POLYMER-BASED SUSTAINED RELEASE DEVICE
Owner: Assignor
United States of America	16	CON	Published	12/713,036	17-Sep-09

Case Number:	166.2025
Title:	MICROENCAPSULATION AND SUSTAINED RELEASE OF BIOLOGICALLY ACTIVE POLYPEPTIDES
Owner: Assignor
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date
United States of America	1	ORD	Granted	10/688,786	17-Oct-03	7,164,005	16-Jan-07	17-Oct-23
United States of America	2	ORD	Granted	10/688,059	17-Oct-03	7,462,365	9-Dec-08	6-Feb-25
United States of America	4	ORD	Published	12/289,857	6-Nov-08

EXHIBIT B

Joint Patents

Case Number:	166.0073
Title:	PREPARATION OF INJECTABLE SUSPENSIONS HAVING IMPROVED INJECTABILITY
Owner: Assignor Sub
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date

Albania	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Australia	0	PCT	Granted	2001 255 463	19-Apr-01	2001 255 463	18-Feb-05	19-Apr-21
Austria	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Brazil	0	PCT	Published	PI0111060-8	19-Apr-01	19-Apr-21
Brazil	1	DIV	Pending	PI0117302-2	19-Apr-01
Bulgaria	0	PCT	Granted	107288	19-Apr-01	BG 66023	19-Apr-21
Canada	0	PCT	Granted	2,406,536	19-Apr-01	2,406,536	22-Dec-09	19-Apr-21
China (Peoples Republic)	0	PCT	Granted	01809967.X	19-Apr-01	ZL 01809967.X	21-Jan-09	19-Apr-21
Cyprus, Republic of	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Czech Republic	0	PCT	Granted	PV 2002-3848	19-Apr-01	301 359	17-Dec-09	19-Apr-21
Denmark	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
European Patent Convention	0	PCT	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
European Patent Convention	2	DIV	Published	6010734.9	19-Apr-01	19-Apr-21
European Patent Convention	3	DIV	Published	10174743	31-Aug-10
Finland	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21

Case Number:	000166.0073 (cont’d)
Title:	PREPARATION OF INJECTABLE SUSPENSIONS HAVING IMPROVED INJECTABILITY
Owner: Assignor Sub
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date

France	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Germany	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21

Hong Kong	0	REP	Granted	3105214.6	19-Apr-01	1054319 B	2-Nov-07	19-Apr-21
Hong Kong	1	ORD	Granted	3108656.5	19-Apr-01	1056321 B	17-Jul-09	19-Apr-21
Hong Kong	2	ORD	Pending	7107885.6	20-Jul-07
Hungary	0	PCT	Published	P0302283	19-Apr-01	19-Apr-21
Iceland	0	PCT	Granted	6595	19-Apr-01	2471	15-Dec-08	19-Apr-21
Ireland	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Israel	0	PCT	Granted	152767	19-Apr-01	152767	30-Mar-09	19-Apr-21
Japan	0	PCT	Granted	2001-587736	19-Apr-01	4502355	30-Apr-10	19-Apr-21
Korea, Republic of	0	PCT	Granted	2002-7015892	19-Apr-01	810480	28-Feb-08	19-Apr-21
Latvia	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Liechtenstein	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Lithuania	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21

Luxembourg	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Macedonia	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Mexico	0	PCT	Granted	11543	19-Apr-01	246759	28-Jun-07	19-Apr-21

Case Number:	000166.0073 (cont’d)
Title:	PREPARATION OF INJECTABLE SUSPENSIONS HAVING IMPROVED INJECTABILITY
Owner: Assignor Sub

Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date

Monaco	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Netherlands	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
New Zealand	0	PCT	Granted	522,335	19-Apr-01	522,335	19-Apr-01	19-Apr-21
Norway	0	PCT	Pending	20025164	19-Apr-01	19-Apr-21

Poland	0	PCT	Granted	P365195	19-Apr-01	204298	8-Jun-09	19-Apr-21
Portugal	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Romania	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Singapore	0	PCT	Granted	200207027-4	19-Apr-01	93152	30-Dec-04	19-Apr-21
Spain	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21

Sweden	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
Switzerland	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
United Kingdom	0	EPP	Granted	1928628.5	19-Apr-01	1283699	6-Jun-07	19-Apr-21
United States of America	0	ORD	Granted	09/577,875	25-May-00	6,495,164	17-Dec-02	25-May-20
United States of America	1	CON	Granted	10/259,949	30-Sep-02	6,667,061	23-Dec-03	25-May-20
United States of America	2	DIV	Granted	10/681,142	9-Oct-03	7,371,406	13-May-08	25-May-20
United States of America	3	CON	Granted	11/826,994	19-Jul-07	7,799,345	21-Sep-10	9-Oct-23

Case Number:	000166.0073 (cont’d)
Title:	PREPARATION OF INJECTABLE SUSPENSIONS HAVING IMPROVED INJECTABILITY
Owner: Assignor Sub
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Exp. Date

United States of America	5	CON	Published	12/856,198	13-Aug-10

Case Number:	1733.1056
Title:	PROCESS FOR THE PREPARATION OF POLYMER-BASED SUSTAINED RELEASE COMPOSITIONS
Owner: Assignor Sub
Country		Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date

United States of America		1	CON		Granted	09/801,272		7-Mar-01

EXHIBIT C

Promissory Note

EXCUTION VERSION

NOTE

Dated:  September 15, 2011

FOR VALUE RECEIVED, Alkermes Pharma Ireland Limited, a private limited company incorporated in Ireland (registered number 448848) (“Issuer”), promises to pay Alkermes, Inc., a Pennsylvania corporation (“Payee”), or its assigns the principal amount of Two Hundred Two Million One Hundred Thousand U.S. dollars ($202,100,000) in the manner referred to in Section 2 below.

1. Principal:  The principal amount of this Note is Two Hundred Two Million One Hundred Thousand U.S. dollars ($202,100,000).

2. Amortization and Maturity:  The principal amount of the Note shall be repaid in a single installment on the Maturity Date.

3. Prepayment:  Issuer may prepay this Note, in whole or in part, on any date for the payment of interest specified below together with interest accrued upon the amount of the prepayment but without premium or penalty, upon 30 days’ written notice to Payee.

4. Interest:  Issuer also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the applicable federal rate, as published by the U.S. Internal Revenue Service, on the last day of each fiscal year, commencing March 31, 2012, until this Note shall have been paid in full, and on the date of any payment or prepayment hereof.  Interest shall be computed on the basis of a 360-day year and for the actual number of days elapsed during the period in which interest accrues.  Any overdue principal or interest shall (to the fullest extent permitted by applicable law) bear interest, payable on demand, at a rate per annum equal to 2% above the rate otherwise applicable during the period such payment is overdue.

5. Place of Payment:  Unless Payee shall have given instruction to the contrary, all payments due under this Note shall be made in immediately available funds to the following account:

Bank of America, 75 State Street, Boston, MA 02109

Wire Transfer ABA Number:  0260-0959-3

Account Number:  9372636916

Beneficiary name:  Alkermes, Inc.

6. Payment on Business Days:  Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, as defined below, such payment shall be made on the next preceding Business Day.

7. Gross-Up; Documentary Taxes:

(a)
Each payment by Issuer under this Note shall, except as required by law, be made free and clear of, and without withholding or deduction for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings imposed by Ireland or any political subdivision or taxing authority thereof or therein or any other jurisdiction from or through which Issuer makes payment hereunder (“Covered Taxes”).  If any Covered Taxes are required to be withheld or deducted from any such payment, Issuer shall pay such additional amounts as may be necessary to ensure that the net amount actually received by Payee or its assigns after such withholding or deduction is equal to the amount that the recipient would have received had no such withholding or deduction been required; provided, however, that no such additional amounts shall be payable in respect of (i) any Covered Taxes imposed by reason of any connection between Payee or its assigns and the taxing jurisdiction other than holding this Note and receiving payments hereunder, (ii) any Covered Taxes imposed by reason of a failure by Payee or its assigns to comply with the provisions of Section 7(c), and (iii) any Covered Taxes that would not have been imposed if Payee were the beneficial owner of the payment.

(b)
Issuer shall pay to the appropriate governmental authority any Covered Taxes required to be withheld or deducted in accordance with Section 7(a) before penalties are payable or interest accrues thereon, and if any such penalties are payable or any such interest accrues, Issuer shall also make payment thereof when due to the appropriate governmental authority.  Within 30 days after each such payment of Covered Taxes, penalties, or interest, Issuer shall deliver to Payee or its assigns a receipt evidencing such payment.

(c)
Payee agrees to comply with any certification, identification, information, documentation, or other reporting requirement if (i) such compliance is required by law, regulation, administrative practice, or an applicable treaty as a precondition to exemption from, or reduction in the rate of, deduction or withholding of any Covered Taxes for which Issuer is required to pay additional amounts pursuant to Section 7(a) and (ii) at least 30 days prior to the first payment with respect to which Issuer shall apply this Section 7(c), Issuer shall have notified Payee that Payee will be required to comply with such requirement.

(d)
If Payee or its assigns pay any Covered Taxes or other amounts that Issuer is required to pay pursuant to this Section 7, Issuer shall indemnify Payee and its assigns on demand in full in the currency in which such Covered Taxes or other amounts are paid, whether or not such Covered Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to but excluding the date of reimbursement at the rate set forth in Section 4.

(e)
Issuer shall pay any present or future stamp, transfer, or documentary taxes or any other excise or property taxes, charges, or similar levies, and any penalties, additions to tax, or interest due with respect thereto, that may be imposed by any jurisdiction in connection with the execution, delivery, enforcement or registration of this Note.

8. Representations and Warranties:  Issuer represents and warrants to Payee as follows:

(a)
Due Organization; Issuer:  Issuer is a corporation duly organized, validly existing and in good standing under the laws of Ireland, and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to issue this Note.

(b)	Due Authorization: The execution, delivery and performance of this Note has been duly authorized by all necessary action on the part of Issuer.

(c)
No Conflict:  The execution, delivery and performance by Issuer of this Note will not (a) violate any provision of any law or any governmental regulation applicable to Issuer or the memorandum and articles of association of Issuer, or any order, judgment or decree of any court or other agency of any government binding upon Issuer; (b) conflict with, result in a breach of or constitute a default under any agreement binding upon Issuer; or (c) result in or require the imposition of any lien upon any of the properties or assets of Issuer.

(d)
Governmental Consents:  The execution, delivery and performance by Issuer of this Note do not and will not require any registration with, consent or approval of, notice to or other action to, with or by any governmental authority.

(e)
Binding Obligation:  This Note has been duly executed and delivered by Issuer and is the legally valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium or similar laws relating to or affecting creditors’ rights generally or by the application of general principles of equity (regardless of whether considered in proceedings at law or equity).

(f)	No Material Adverse Effect: Since December 31, 2010, there has been no Material Adverse Effect.

(g)	No Adverse Proceeding: There is no pending or threatened litigation, arbitration or other legal proceeding against Issuer that would reasonably be expected to have a Material Adverse Effect.

(h)
Taxes:  Issuer has filed all material Irish and other tax returns which were required to be filed by it (subject to any valid extensions of the time for filing), and has paid, or made provision for the payment of, all material taxes owed by it, and no material tax deficiencies have been assessed or, to Issuer’s knowledge, proposed against Issuer.

(i)	No Defaults: Issuer is not in default of any of its material agreements, except where the consequences of such default, if any, would not reasonably be expected to have a Material Adverse Effect.

(j)
Compliance with Law:  Issuer is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its properties, except such non-compliance that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

9. Covenants:  Issuer covenants and agrees that, until payment in full of this Note, it shall perform the covenants contained in this Section 9 applicable to it.

(a)
Financial Statements:  As soon as available, and in any event within 90 days after the end of each fiscal year of Issuer, Issuer will deliver to Payee the following financial statements of Issuer:  a consolidated balance sheet, a consolidated income statement, a consolidated statement of members’ equity, and a consolidated statement of cash flows, in each case as of the end of such fiscal year.  Such financial statements shall be prepared according to GAAP.

(b)
Other Reports:  Issuer shall notify Payee, promptly upon obtaining knowledge thereof, of (i) any inaccuracy in any representation or warranty in this Note, (ii) any event which would render any representation or warranty inaccurate if made on or after the time of such event and (iii) any breach of any covenant in this Note.

(c)
Compliance with Laws:  Issuer shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)
Taxes:  Issuer shall pay all material taxes and assessments imposed on it prior to the date on which penalties attach thereto, except for any  tax or assessment which is either not delinquent or which is being contested in good faith and by proper proceedings and against which adequate reserves have been provided.

(e)
No Merger, Sale of Assets, etc:  Issuer shall not merge or consolidate with any other corporation, unless Issuer is the surviving corporation or the survivor expressly assumes all of Issuer’s obligations under this Note, and shall not sell assign, transfer, convey or otherwise dispose of substantially all of its properties or assets.

10. Event of Default:  If any one or more of the following conditions or events shall occur:

(a)	Payment Default: Failure by Issuer to pay any interest on this Note within 15 days after the date due;

(b)
Default on Other Indebtedness:  Failure by Issuer to pay any principal or interest in respect of any other Indebtedness beyond the grace period, if any, provided therefor, or breach or default with respect to any term of any other Indebtedness, if the effect of such failure, breach or default is to cause, or permit the holders of such Indebtedness to cause, Indebtedness in the aggregate principal amount in excess of Fifty Million U.S. dollars ($50,000,000) to become due and payable prior to its stated maturity or Indebtedness in the aggregate principal amount in excess of Fifty Million U.S. dollars ($50,000,000) not to be paid at maturity;

(c)
Breach of Covenants:  Failure by Issuer to comply with any other covenant contained herein, and such failure shall not have been remedied or waived within 30 days after receipt by Issuer of notice from Payee of such default;

(d)
Breach of Representations:  Any representation or warranty made in this Note or in any certificate or statement given to Payee pursuant to this Note shall be false in any material respect as of the date made;

(e)	Bankruptcy: An event of Bankruptcy; or

(f)	Change of Control: A Change of Control;

then Payee, by written notice to Issuer, may declare the principal amount of this Note, together with accrued interest thereon, to be immediately due and payable, whereupon such amounts shall be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Issuer.  In addition, upon the occurrence of an event of Bankruptcy, this Note, together with accrued interest thereon, shall automatically be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Issuer.

11. Assignment:  Payee may assign this Note to any person.  Such assignment shall be valid upon delivery of written notice by Payee to Issuer of such assignment.

12. Definitions:  As used in this Note, the following terms shall have the meanings set forth below:

“Bankruptcy” shall mean a Voluntary Bankruptcy or an Involuntary Bankruptcy.  A “Voluntary Bankruptcy” means the inability of Issuer generally to pay its debts as such debts become due, the failure of Issuer generally to pay its debts as such debts become due, an admission in writing by Issuer of its inability to pay its debts generally or a general assignment by Issuer for the benefit of creditors; the filing of any petition or answer by Issuer seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property; or corporate action taken by Issuer to authorize any of the actions set forth above.  An “Involuntary Bankruptcy” means the entering, without the consent or acquiescence of Issuer of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or the filing of any such petition against Issuer which petition shall not be dismissed within sixty (60) days, or the entering, without the consent or acquiescence of Issuer of an order appointing a trustee, custodian, receiver or liquidator of Issuer or of all or any substantial part of the property of Issuer, which order shall not be dismissed within sixty (60) days.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks in New York City, New York, United States, or Dublin, Ireland, are authorized or required to close.

“Change of Control” means that Alkermes plc shall cease to own, directly or indirectly, 100% of the capital stock of Issuer.

“GAAP” means United States generally accepted accounting principles.

“Indebtedness”,  as applied to Issuer means, without duplication (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) any obligation owed for all or any part of the deferred purchase price of property or services, which purchase price is properly classified as a liability on a balance sheet in conformity with GAAP; (iv) all indebtedness secured by a lien on any property or asset owned by Issuer; and (v) all indebtedness guaranteed by Issuer, provided, however, that “Indebtedness” shall not include trade payables and accrued expenses, in each case incurred in the ordinary course of business.

“Material Adverse Effect” means a material adverse effect on (i) the business, assets, liabilities, operations or condition (financial or otherwise) of Issuer, or (ii) the ability of Issuer to fully and timely perform its obligations under this Note.

“Maturity Date” means March 31, 2020.

13. Notices:  Unless notice is given to the contrary, any notices pursuant to this Note shall be given as follows:

If to Issuer:

Alkermes Pharma Ireland Limited
Monksland, Athlone
Co Westmeath, Ireland
Attn.: Secretary

If to Payee:

Alkermes, Inc.
852 Winter Street
Waltham, MA 02451
Attn.:  General Counsel

14. Enforcement Expenses:  Issuer promises to pay all costs and expenses, including reasonable attorneys’ fees, incurred in the collection and enforcement of this Note.

15. Governing Law:  This Note, and the rights and obligations of Payee and Issuer hereunder shall be governed by and shall be construed under the laws of the State of New York applicable to contracts to be performed entirely within that State.

16. Severability:  If any term or condition of this Note shall be held to be invalid, illegal, unenforceable or in conflict with the laws of the State of New York, then such term or condition shall be modified to reflect the Parties' intention in a binding and legally enforceable manner under the laws of the State of New York.  The validity, legality and enforceability of the remaining terms and conditions shall not in any way be affected or impaired thereby.

17. Subordination:  This Note ranks, and shall at all times rank, pari passu, with all other unsecured indebtedness and liabilities (actual or contingent) issued, created or assumed currently or in the future.

[The rest of this page intentionally left blank.]

SIGNED for and on behalf
of ALKERMES PHARMA IRELAND LIMITED
by its lawfully appointed attorney

in the presence of:
/s/
(Signature)

Signature of Witness:	/s/ Samira Saya
Name of Witness:	Samira Saya
Address of Witness:	27 Rosemont Avenue #5, Pembroke HM08
Occupation of Witness:	Lawyer

[Signature Page – IP Loan Note]